UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2012

UDR, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(720) 283-6120

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2012, the Board of Directors of UDR, Inc. (the "Company") appointed Thomas M. Herzog, to serve as the Company’s new Chief Financial Officer and Senior Vice President effective January 1, 2013. Prior to joining the Company, Mr. Herzog, age 50, served as CFO at Amstar, a Denver-based real estate investment company. Mr. Herzog has extensive experience in the public REIT sector including serving as CFO for two S&P 500 companies, HCP, Inc. (2009-2011) and AIMCO (2005-2009). At these REITs, Mr. Herzog helped to guide investment strategies and was responsible for sizeable segments of their respective businesses. Mr. Herzog held the position of Chief Accounting Officer at AIMCO (2004-2005), spent four years at GE Real Estate as an executive, and prior to this, 10 years at the accounting firm Deloitte & Touche.

In connection with his appointment as the Company’s new Chief Financial Officer and Senior Vice President, Mr. Herzog will receive an annual base salary of $330,000, which will be subject to annual review. Mr. Herzog will also be granted $200,000 in value of restricted stock, which shares will vest pro rata over four years from the date of grant. Vesting of the restricted stock will be contingent upon the continued employment of Mr. Herzog by the Company on the vesting dates. The shares of restricted stock will be issued pursuant to the Company’s 1999 Long-Term Incentive Plan. Mr. Herzog will also participate in any upcoming long-term incentive compensation awards for the Company's executive officers in an amount equal to $800,000, and will be eligible to participate in the Company's employee benefit programs and 401(k) plan.

Mr. Herzog will serve as Chief Financial Officer and Senior Vice President at the discretion of the Company’s Board of Directors. No family relationship exists between Mr. Herzog and any of the Company’s directors or executive officers.

A copy of the press release announcing Mr. Herzog's appointment to Chief Financial Officer and Senior Vice President is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No. Description
______________________________________________________________

99.1 Press Release dated December 18, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

December 18, 2012	By:	/s/ Warren L. Troupe

Name: Warren L. Troupe
Title: Senior Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 18, 2012.